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                                                                 Exhibit (10)(a)
                                                        Composite Conformed Copy

                                AMENDMENT NO.4
                                      TO
                   THE FIRST AMERICAN FINANCIAL CORPORATION
                            1996 STOCK OPTION PLAN



     This Amendment No. 4 to The First American Financial Corporation 1996 Stock Option Plan (the "Plan") was adopted by the board of directors of The First American Financial Corporation (the "Company") on February 25, 1999, was approved by the shareholders of the Company on April 22, 1999, and is effective as of the latter date.

          Section 5.1 of the Plan is amended to read in full as follows:

          "Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Options under the Plan may not exceed 11,625,000 shares. The shares to be delivered under the Plan may consist, in whole or in part, of treasury
          Stock or authorized but unissued Stock, not reserved for any other purpose."

     IN WITNESS WHEREOF, the Company"s duly authorized officers have executed this amendment at Santa Ana, California, on April 22, 1999.


                                THE FIRST AMERICAN FINANCIAL CORPORATION



                                By: /s/Parker S. Kennedy
                                ------------------------------------------
                                       Parker S. Kennedy, President


                                By: /s/Mark R Arnesen
                                ------------------------------------------
                                       Mark R Arnesen, Secretary